1 TRISTATE CAPITAL | INVESTOR PRESENTATION TriState Capital Holdings, Inc. (Nasdaq: TSC) Fourth Quarter Ended December 31, 2021 Investor Presentation

2 TRISTATE CAPITAL | INVESTOR PRESENTATION Important Information Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended December 31, 2021, compared to the same TTM period the year prior; and balance sheet data is as of December 31, 2021 compared to one year prior. Forward looking statements: This presentation may contain “forward- looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q, respectively. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. About this presentation

3 TRISTATE CAPITAL | INVESTOR PRESENTATION The strategic deal, which was made to benefit both clients and shareholders, is expected to close in 2022 On October 20, 2021, Raymond James Financial, Inc. (NYSE: RJF) and TriState Capital (Nasdaq: TSC) announced a definitive agreement under which Raymond James will acquire TriState Capital for $6.00 cash and 0.25 RJF shares for each share of TSC common stock, or $31.09 per TSC share based on the closing price of RJF on October 19, 2021. TriState Capital will continue to operate as a separately branded firm and as a stand- alone division and independently chartered bank subsidiary of Raymond James. Raymond James to Acquire TriState Capital Strategic Rationale • Strong teams with aligned values focused on putting clients first • Leadership position in attractive and high-growth securities-based lending enabled by industry-leading technology • Significant deposit and capital synergies to fuel TSC's strong growth • Diversifies deposit / funding sources • RJF clients will benefit from two bank charters • Experienced lending teams with excellent credit track record • Complementary asset management businesses • Attractive use of RJF's strong capital position Before making any voting or investment decision, investors and security holders of Raymond James Financial and TriState Capital Holdings are urged to read carefully the entire registration statement and proxy statement/ prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained on the SEC website, www.sec.gov, on the companies' investor relations websites, or from the companies' respective investor relations departments, in each case when they are available.

4 TRISTATE CAPITAL | INVESTOR PRESENTATION Why TSC Branchless, scalable and capital efficient model Premier private banking, commercial banking and niche investment management products and services to sophisticated corporate, institutional and high-net-worth clients Truly exceptional asset quality Unique and high quality lending relationships result in peer and industry leading asset quality metrics that keep credit costs low Fully organic revenue and balance sheet growth in 2021 with no PPP or mortgage lending Key Metrics ($000s) TTM at 12/31/21 Annual Growth Revenue1 $237,763 24% Deposits $11,504,389 36% Loans $10,763,324 31% AUM $11,844,000 15% Bank efficiency ratio 52.03% NPLs/ total loans 0.04% NCOs/ average loans 0.07% 1 Non-GAAP financial metric reconciled on slide 36.

5

Three Differentiated Businesses Drive Growth

BUSINESS	COMMERCIAL BANKING	PRIVATE BANKING	INVESTMENT MANAGEMENT
MARKETPLACE	Regional (primarily PA, OH, NJ, NY)	National	National
SALES	Regional loan offices	National and inside sales	National and inside sales
DISTRIBUTION	Businesses with annual revenues of $10M-$300M	RIAs Regional broker/dealers Non-bank trust companies Family offices	Institutional RIAs Wirehouses
SOLUTIONS	C&I and CRE lending Equipment finance Treasury & liquidity management Financial services & fund finance	Loans backed by marketable securities or prime-issuer cash value life insurance Treasury & liquidity management	Fixed income and equity management
CAPITAL REQUIREMENTS	Standard risk-based and leverage	Primarily non-risk weighted	Primarily for acquisition purposes
SIZE	$4B in loans	$7B in loans	$12B in AUM
KEY FEATURES	Exceptional credit quality	Exceptional credit quality Dominant provider of securities-based lending	6 strategies beating their respective 3- & 5-year benchmarks

TriState Capital Bank | TriState Capital Bank | Chartwell Investment Partners

TRISTATE CAPITAL | INVESTOR PRESENTATION

6 TRISTATE CAPITAL | INVESTOR PRESENTATION Sophisticated Client Solutions Businesses that are highly scalable with efficient use of capital for strong risk adjusted returns Model provides diversity of revenue and high credit quality reduces risk profile Three premier platforms that complement one another, have low correlation yet are symbiotic 1 1 Refers to Investment Fund Finance and Equipment Finance

7 TRISTATE CAPITAL | INVESTOR PRESENTATION Middle Market Commercial Lending Delivering 13% organic commercial loan growth YOY by sourcing and serving local clients through Mid-Atlantic representative offices 2021 growth reflects true, organic demand, and no PPP lending Bi lli on s Commercial Loans $1.92 $2.26 $2.88 $3.43 $3.88 CRE: owner-occupied CRE: non-owner occupied C&I 2017 2018 2019 2020 2021 $0B $1B $2B $3B $4B $5B

8 TRISTATE CAPITAL | INVESTOR PRESENTATION 25% 26%16% 17% 16% Western PA Eastern PA Ohio New Jersey New York 38% 13% 20% 8% 3% 5% 14% Finance and Insurance Service Real estate Manufacturing Information Transportation All others 49% 9% 24% 1% 17% Non-owner-occupied Owner-occupied Multifamily/apartment Land Development Construction In-market relationships and diversified across industries, property type and geographies Middle Market Commercial Lending Commercial Loans $3.88B C&I Loans $1.51B CRE Loans $2.36B

9 TRISTATE CAPITAL | INVESTOR PRESENTATION Private banking loans collateralized by marketable securities • Fastest-growing loan product • Collateral monitored and priced daily through premier relationships by TSC experts and tech • Primarily marketable equity and fixed-income securities collateral • Minimal risk weighting - favorable regulatory capital treatment • Minimal reserve levels required under CECL • History of zero private banking losses since inception Capital Risk Profile 64% 36% Credit Risk Profile Responsible loan portfolio growth • Highly experienced lending and credit management talent • Expert teams dedicated to managing commercial and private banking loan credit risk, with career portfolio managers • Disciplined loan approval process • Commercial focus on the highest-quality borrowers with proven track records • Net charge-offs since 2008 total just $66M Product of differentiated model and investments in talent + tech Total Loans $10.76B Private Banking Commercial

10 TRISTATE CAPITAL | INVESTOR PRESENTATION Fastest Growing Portfolio Median LTV <30% Securities-based Lending Marketable securities collateral consist of liquid and primarily well-diversified portfolios Private Banking Loans over-collateralized by marketable securities or cash value life insurance (CVLI) policies from select, top-rated issuers No loss history TSC's fastest growing category of lending aimed at assisting financial advisors of all types provide enhanced value to their clients

11 TRISTATE CAPITAL | INVESTOR PRESENTATION Private Banking Loans TSC Network Advisors Unrivaled network of independent financial advisors, trust officers and family office executives seeking to add value for their clients TSC Network Firms Strong executive- and board-level relationships with broker-dealers, regional securities firms, RIAs, family offices and trust companies that do not offer banking services themselves Dominant independent provider of securities-based lending Private Banking Loans $2.27 $2.87 $3.70 $4.81 $6.89 2017 2018 2019 2020 2021 $0B $1B $2B $3B $4B $5B $6B $7B

12 TRISTATE CAPITAL | INVESTOR PRESENTATION FINANCIAL ADVISORS & their clients Independent Provider of Advisor Solutions Serving those who serve high net worth individuals and families Through our referral network of 351 firms, TSC provides holistic solutions for 60,000+ advisors and, in turn, their HNW clients, by: Complementing advisors capabilities with unique and essential products and services which can be integrated into their environments Customizing technology, including digital lending platform, and in-person delivery to meet their needs and clients' expectations Optimizing risk management and monitoring through smart and scalable proprietary collateral monitoring system Respecting their relationships by supporting, and not competing with, them Chartwell’s Niche Investment Products Securities- Based Private Bank Lending Future Products Treasury Management Services Premium Cash Management Future Services

13 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Strategies 20% 5% 58% 14% Value Equity Growth Equity Conservative Allocation Fixed Income Large Cap Equity Distribution Channels 74% 7% 8% 11% Institutional Subadvisory Mutual Funds Advisory Services/ Managed Accounts Chartwell Investment Partners 50+ person boutique asset manager located outside of Philadelphia offering equity and fixed income strategies $11.84B AUM Augmenting institutional inflows while building strong Advisory Services momentum: Advisory Services up to 19% in MRQ from 8% when Chartwell was acquired in 2014 $11.84B AUM 3%

14 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Performance Investment management fees provide significant income diversification, generating over 15% of total revenue1 and over 60% of non-interest income2 Strong investment performance contributed to positive net inflows of $521M in 2021 and new-business pipeline commitments of $353M from institutional investors at year end Continue to leverage distribution synergies to expand Advisor Services capabilities Chartwell's strategies provide strong risk-adjusted returns through active management 1 TTM data. Non-GAAP financial metric reconciled on slide 36. 2 Non-interest income excludes net gains on the sale of debt securities. 3 Strategies outperforming their respective benchmarks for the 3 and 5 years ended December 31, 2021 shown in white font. strategies outperforming their respective benchmarks for 3 and 5 years3 EQUITY ORIENTED STRATEGIES Small Cap Value Smid Value Mid Cap Value Small Cap Growth Large Cap Growth Dividend Value Covered Call Intermediate High Grade Core High Grade Core Plus High Yield Short Duration BB- Rated High Yield Short Duration High Grade Corporate FIXED INCOME ORIENTED STRATEGIES Chartwell Income Fund 6

15 TRISTATE CAPITAL | INVESTOR PRESENTATION Non-Interest Income Engine 1 Non-GAAP financial metric reconciled on slide 36. 2 Non-interest income excludes net gains (losses) on the sale of debt securities. Chartwell contributes significant investment management fee income Back-to-back, loan-level interest rate swap offerings for clients provide non-interest fees No regulatory capital required to generate fees making meaningful top-line contribution 25% of 2021 revenue1 from non-interest income2 Non-interest Income $46.7 $48.0 $52.4 $53.3 $58.4 Investment management Swaps Other Non-Interest Income/Revenue 2017 2018 2019 2020 2021 $0M $20M $40M $60M $80M 0% 25% 50% 75% 100% 2

16 TRISTATE CAPITAL | INVESTOR PRESENTATION Revenue Growth 1 Non-GAAP financial metric reconciled on slide 36. 2 5 year CAGR Organic loan growth drives net interest income Uncorrelated, but complementary, revenue streams enable robust organic growth complemented by strategic investment management acquisitions 14% compound annual revenue growth2 since 2016 Total Revenue $138 $161 $179 $191 $238 $91 $113 $127 $138 $179 $47 $48 $52 $53 $58 Net Interest Income Non-Interest Income, ex. Securities Gains/Losses 2017 2018 2019 2020 2021 $0M $50M $100M $150M $200M $250M 1

17 TRISTATE CAPITAL | INVESTOR PRESENTATION Operating Leverage Driven by revenue growth, scalable non-branch model and prudent expense management enable continued investment in growth 2.00% all-in interest & non- interest expense / average deposits TTM, compared to 2.60% for the median peer1 1.30% non-interest expense / average assets TTM, compared to 1.97% for the median peer Efficient branchless banking platform supports 52.03% bank efficiency ratio Highly scalable investment manager, with Chartwell’s current business capable of doubling AUM 1 Peer data for bank holding companies with $10B-$20B in assets as of prior quarter. Non-interest Expense/Average Assets 2.15% 1.93% 1.66% 1.35% 1.30% 2.46% 2.33% 2.30% 2.15% 1.97% TSC $10B-$20B Bank Median 2017 2018 2019 2020 2021 0.0% 0.5% 1.0% 1.5% 2.0% 2.5%

18

Treasury Management a Strategic Priority

Investments in best-in-class talent and technology beginning in 2016 are paying off for our clients and our business

96%

Treasury management deposits up ~96%

Growth in treasury management deposits to $2.86B contributed ~46% of total deposit growth, year-over-year

12

12 dedicated & experienced professionals

12 treasury management professionals providing high-touch service across regional footprint

526

More than 526 clients & growing

Including deposit-only clients with essential need for treasury management services

TRISTATE CAPITAL | INVESTOR PRESENTATION

19 TRISTATE CAPITAL | INVESTOR PRESENTATION 15% 17% 15% 16% 14% 3% 8% 4% 4% 3% 1% Lending Client - Operating Accounts Payment Processors Bankruptcy Real Estate (Investments & Services) Financial Entities (Funds, Custody, Trust) Financial Intermediaries Family Offices & Foundations C&I Non-Lending Non-Profit Organizations Financial Entities (Banks) Other Treasury Management Deposits Sophisticated capability, expertise within industry verticals, high-touch service, combined with transparent fee structures driving growth in product, balance and revenue Deposit Balances $2.86B Treasury Management Deposit Accounts $1.46 $1.82 $2.27 $2.45 $2.86 12 /31/2 0 03/31/2 1 06/30/21 09/30/21 12 /31/2 1 $0.0B $1.0B $2.0B $3.0B $4.0B 1 Includes broker dealers and advisory 2 Includes Third party and class action 2 1

20 TRISTATE CAPITAL | INVESTOR PRESENTATION NCOs / Average Loans 0.39% 0.47% 0.47% 0.45% 0.28% 0.10% 0.02% (0.03)% (0.01)% 0.07% 2017 2018 2019 2020 2021 0.0% 0.2% 0.4% 0.6% 0.8% Commercial Allowance/ Commercial Loans (Excludes Private Bank Loans) 0.67% 0.50% 0.42% 0.95% 0.69% 2017 2018 2019 2020 2021 0.0% 0.4% 0.8% 1.2% 1.6% Designed to maintain low annual credit costs relative to peers Superior Credit Quality NPLs / Total Loans $4.2 $5.1 $6.6 $8.2 $10.8 0.08% 0.04% —% 0.12% 0.04% Total Loans NPLs / Total Loans 2017 2018 2019 2020 2021 0.0% 0.2% 0.4% 0.6% 0.8% $0B $2B $4B $6B $8B $10B $12B Allowance/ Total Loans 0.34% 0.26% 0.21% 0.42% 0.27% 2017 2018 2019 2020 2021 0.0% 0.4% 0.8% 1.2% 1.6% US Bank Aggregate

21 TRISTATE CAPITAL | INVESTOR PRESENTATION Reserve Expectations Reflects TSC's focus on high-quality and seasoned commercial borrowers, proactive approach to managing credit risk, and majority of portfolio in private banking loans collateralized by marketable securities 50-105 bps below the year-end average for U.S. commercial banks with $10B-$20B of assets, 2010-20 Low TSC allowance/loans ratio reflects attractive risk profile Allowance/ Total Loans TSC Allowance / Loans TSC Commercial Allowance/ Commercial Loans $10B-$20B Commercial Bank Average ALL/ Loans 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 0% 1% 2% 3%

22

Flexible Balance Sheet

Enables active management of interest rate risk in changing markets

Agile liability pricing

Majority of funding through variable rate deposits repriced monthly


~ 7%
~ 6%
~ 7%
Total Deposits $11.50B
~ 49%
~ 31%

- Linked to EFF* or other benchmark
- Rates set at bank discretion
- Fixed-rate CDs (~5-7 month duration)
- Other fixed-rate term
- Non-interest bearing

* Effective Federal Funds Rate

Disciplined loan repricing

Effective use of interest rate floors


Floating Rate 95%
~ 85%
Total Loans $10.76B
~ 10%
~ 5%

- Indexed to 30-Day LIBOR
- Indexed to Prime or Other
- Fixed-rate

TRISTATE CAPITAL | INVESTOR PRESENTATION

23 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Profile 4.58% 9.79% 6.36% 5.21% 11.14% 7.01% 4Q21 Holding Co. Capital Ratios Pro-forma Series C and warrant conversion Tangible common equity ("TCE") to tangible assets TCE ratio ex. private banking loans Tier 1 leverage ratio 0% 5% 10% 15% Strong Balance Sheet Leads to Capital Efficiency Over 67% of balance sheet is comprised of cash & equivalents, investments and private banking loans primarily collateralized by liquid marketable securities or cash value life insurance policies 1 1 See "Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items" for a reconciliation of these measures, which are not recognized under GAAP and are therefore considered to be non-GAAP financial measures, to their most directly comparable GAAP measures. “Pro-forma Series C and warrant conversion” reflects conversion of all outstanding Series C perpetual non-cumulative convertible non-voting preferred stock and warrants to TSC common stock. The company’s Series A and Series B non-cumulative perpetual preferred stock are not convertible. Period Ending Balance Sheet $4.78 $6.04 $7.77 $9.90 $13.00 10.30% 12.57% 11.47% 7.15% 10.64% Private Banking Channel Loans (net) Total Commercial Banking Loans (net) Cash and cash equivalents Total investment securities Goodwill and other intangibles, net Other assets Return on average common equity 2017 2018 2019 2020 2021 $0B $5B $10B $15B

24 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Strength Supports High-Growth Strategy Raised >$300M in past two years Raised $105M in new capital in 4Q20, issuing common stock, preferred stock and warrants to funds managed by Stone Point Capital, LLC Raised >$97M in new capital in 2Q20 through registered offerings of subordinated notes Non-cumulative perpetual preferred stock offerings in 2018-19 raised $116M, providing additional Tier 1 capital for holding company Deployed $66M raised in ‘13 IPO in three accretive investment management acquisitions1 while organically growing balance sheet by >$8B Capital Ratios Holding Co. Bank Tier 1 leverage 6.36% 7.76% CET 1 risk-based 8.96% 14.22% Tier 1 risk-based 11.64% 14.22% Total risk-based 13.43% 14.60% 1 Chartwell acquisition closed 3/5/2014,TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018.

25 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Profile TSC is well positioned to produce robust earnings as we expand each of our businesses in 2021 and beyond 1 Market data as of January 27, 2022. shares outstanding as of 12/31/21 2 Collective ownership of officers, directors and their affiliated entities as a percentage of the company's common stock outstanding Investment Profile1 Closing Price $ 30.55 52-Week High $ 32.71 52-Week Low $ 18.20 Common Shares Outstanding 33.3 M Price/ LTM EPS 17.9x Price/ Book 1.6x Price/ Tangible Book 1.7x Float $ 27.8 M Average Daily Volume (3 mos.) ~ 300,000 Insider & Affiliate Ownership2 ~17%

26 TRISTATE CAPITAL | INVESTOR PRESENTATION Appendix

27

Average Share Count Estimates

For basic and diluted EPS calculations		Actual 1Q21		Actual 2Q21		Actual 3Q21		Actual 4Q21		Year End 2021
Diluted earnings per common share	$	0.35		0.41		0.44		0.52		1.71
Number of Weighted Average Basic Shares Outstanding										
Basic common shares outstanding		**31,224,474**		**31,280,481**		**31,357,356**		**31,396,278**		**31,315,235**
Additional shares from Series C conversion if all preferred dividends paid in kind and reinvested		4,727,272		4,807,272		4,887,272		4,967,272		4,848,039
Additional shares from warrant exercise if TSC common above $17.50		922,438		922,438		922,438		922,438		922,438
Total basic weighted average common shares outstanding for percentage allocation of net income		36,874,184		37,010,191		37,167,066		37,285,988		37,085,712
Percentage Allocation of Net Income Available:										
Allocation based on basic common shares outstanding		**84.68%**		**84.52%**		**84.37%**		**84.21%**		**84.44%**
Allocation for Series C conversion if all preferred dividends paid in kind and reinvested		12.82%		12.98%		13.15%		13.32%		13.07%
Allocation for warrant exercise if TSC common above $17.50		2.50%		2.49%		2.48%		2.47%		2.49%
		100.00%		100.00%		100.00%		100.00%		100.00%
Number of Weighted Average Diluted Common Shares Outstanding:										
Basic common shares outstanding		31,224,474		31,280,481		31,357,356		31,396,278		31,315,235
Restricted stock dilution		801,798		719,504		664,729		1,028,637		994,997
Stock option dilution		160,762		147,773		124,137		156,084		149,716
Warrants dilution		—		—		—		—		—
Weighted average diluted common shares outstanding:		**32,187,034**		**32,147,758**		**32,146,222**		**32,580,999**		**32,459,948**
Calculating Net Income Available to Common Shareholders ($000s)										
Net income	$	16,200		18,780		20,016		23,064		78,060
Less: Preferred dividends on series A and B	$	1,962	$	1,962	$	1,963	$	1,962	$	7,849
Less: Preferred dividends on series C, if all preferred dividends paid in kind and reinvested	$	1,097	$	1,115	$	1,134	$	1,153	$	4,499
Net income available to common shareholders	**$**	**13,141**		**15,703**		**16,919**		**19,949**		**65,712**

Calculating Earnings Per Share

Basic EPS = ($ net income available to common shareholders) x (% allocation based on common s/o) ÷ (number of weighted average basic common s/o)

Diluted EPS[1] = ($ net income available to common shareholders) x (% allocation based on common s/o) ÷ (number of weighted average diluted common s/o)

(1) Warrants issued on December 30, 2020 granting the right to purchase, subject to certain adjustments, an aggregate of 922,438 shares of TSC common stock at an exercise price of $17.50 per share are antidilutive compared to the basic EPS calculation.

TRISTATE CAPITAL | INVESTOR PRESENTATION

28

Key Performance Ratios

(Dollars in thousands)	As of and For the Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Performance ratios:					
Return on average assets [1]	0.69 %	0.50 %	0.89 %	1.04 %	0.89 %
Return on average common equity [2]	10.64 %	7.15 %	11.47 %	12.57 %	10.30 %
Net interest margin	1.64 %	1.58 %	1.97 %	2.26 %	2.25 %
Total revenue	$ 237,763	$ 191,201	$ 179,423	$ 161,391	$ 138,009
Pre-tax, pre-provision net revenue	$ 91,269	$ 68,098	$ 67,274	$ 60,234	$ 46,537
Bank efficiency ratio	52.03 %	55.57 %	54.49 %	53.09 %	57.39 %
Non-interest expense to average assets	1.30 %	1.35 %	1.66 %	1.93 %	2.15 %
Asset quality:					
Non-performing loans	$ 4,313	$ 9,680	$ 184	$ 2,237	$ 3,183
Non-performing assets	$ 6,318	$ 12,404	$ 4,434	$ 5,661	$ 6,759
Other real estate owned	$ 2,005	$ 2,724	$ 4,250	$ 3,424	$ 3,576
Non-performing assets to total assets	0.05 %	0.13 %	0.06 %	0.09 %	0.14 %
Non-performing loans to total loan	0.04 %	0.12 %	— %	0.04 %	0.08 %
Allowance for loan and lease losses to loans	0.27 %	0.42 %	0.21 %	0.26 %	0.34 %
Allowance for loan and lease losses to non-performing loans	662.25 %	357.75 %	7,667.39 %	590.43 %	452.94 %
Net charge-offs (recoveries)	$ 6,887	$ (279)	$ (1,868)	$ 1,004	$ 3,722
Net charge-offs (recoveries) to average total loans	0.07 %	— %	(0.03)%	0.02 %	0.10 %
Investment management segment:					
Assets under management	$ 11,844,000	$ 10,263,000	$ 9,701,000	$ 9,189,000	$ 8,309,000
EBITDA	$ 7,218	$ 5,473	$ 5,824	$ 6,900	$ 7,421

[1] Net income divided by total average assets.
[2] Net income available to common shareholders divided by average common equity.

TRISTATE CAPITAL | INVESTOR PRESENTATION

29

Income Statement

(Dollars in thousands, except per share data)	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Income statement data:					
Interest income	$ 231,297	$ 217,095	$ 262,447	$ 199,786	$ 134,295
Interest expense	51,938	79,151	135,390	86,382	42,942
Net interest income	179,359	137,944	127,057	113,404	91,353
Provision (credit) for credit losses	808	19,400	(968)	(205)	(623)
Net interest income after provision for credit losses	178,551	118,544	128,025	113,609	91,976
Non-interest income:					
Investment management fees	37,454	32,035	36,442	37,647	37,100
Net gain (loss) on the sale and call of debt securities	242	3,948	416	(70)	310
Other non-interest income	20,950	21,222	15,924	10,340	9,556
Total non-interest income	58,646	57,205	52,782	47,917	46,966
Non-interest expense:					
Intangible amortization expense	1,911	1,944	2,009	1,968	1,851
Change in fair value of acquisition earn out	—	—	—	(218)	—
Other non-interest expense	144,583	121,159	110,140	99,407	89,621
Total non-interest expense	146,494	123,103	112,149	101,157	91,472
Income before tax	90,703	52,646	68,658	60,369	47,470
Income tax expense	12,643	7,412	8,465	5,945	9,482
Net income	$ 78,060	$ 45,234	$ 60,193	$ 54,424	$ 37,988
Preferred stock dividends	12,348	7,873	5,753	2,120	—
Net income available to common shareholders	$ 65,712	$ 37,361	$ 54,440	$ 52,304	$ 37,988
Earnings per common share:					
Basic	$ 1.77	$ 1.32	$ 1.95	$ 1.90	$ 1.38
Diluted	$ 1.71	$ 1.30	$ 1.89	$ 1.81	$ 1.32

For the Years Ended

TRISTATE CAPITAL | INVESTOR PRESENTATION

30 TRISTATE CAPITAL | INVESTOR PRESENTATION Period-End Balance Sheet As of (Dollars in thousands) December 31, December 31, December 31, December 31, December 31, 2021 2020 2019 2018 2017 Period-end balance sheet data: Cash and cash equivalents $ 452,016 $ 435,442 $ 403,855 $ 189,985 $ 156,153 Total investment securities, net 1,405,678 842,545 469,150 466,759 220,552 Loans and leases held-for-investment 10,763,324 8,237,418 6,577,559 5,132,873 4,184,244 Allowance for credit losses on loans and leases (28,563) (34,630) (14,108) (13,208) (14,417) Loans and leases held-for-investment, net 10,734,761 8,202,788 6,563,451 5,119,665 4,169,827 Goodwill and other intangibles, net 62,000 63,911 65,854 67,863 65,358 Other assets 350,397 352,130 263,500 191,383 166,007 Total assets $ 13,004,852 $ 9,896,816 $ 7,765,810 $ 6,035,655 $ 4,777,897 Deposits $ 11,504,389 $ 8,489,089 $ 6,634,613 $ 5,050,461 $ 3,987,611 Borrowings, net 470,163 400,493 355,000 404,166 335,913 Other liabilities 193,578 250,089 154,916 101,674 65,302 Total liabilities 12,168,130 9,139,671 7,144,529 5,556,301 4,388,826 Preferred stock 181,544 177,143 116,079 38,468 — Common shareholders' equity 655,178 580,002 505,202 440,886 389,071 Total shareholders' equity 836,722 757,145 621,281 479,354 389,071 Total liabilities and shareholders' equity $ 13,004,852 $ 9,896,816 $ 7,765,810 $ 6,035,655 $ 4,777,897

31 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Ratios As of December 31, December 31, December 31, December 31, December 31, 2021 2020 2019 2018 2017 TSCH capital ratios: Tier 1 leverage ratio 6.36% 7.29% 7.54% 7.28% 7.25 % Common equity tier 1 risk-based capital ratio 8.96% 8.99% 9.32% 9.64% 11.14 % Tier 1 risk-based capital ratio 11.64% 11.99% 11.75% 10.58% 11.14 % Total risk-based capital ratio 13.43% 14.12% 12.05% 10.86% 11.72 % TSCB capital ratios: Tier 1 leverage ratio 7.76% 7.83% 7.22% 7.49% 7.55 % Common equity tier 1 risk-based capital ratio 14.22% 12.89% 11.26% 10.90% 11.62 % Tier 1 risk-based capital ratio 14.22% 12.89% 11.26% 10.90% 11.62 % Total risk-based capital ratio 14.60% 13.41% 11.57% 11.25% 11.99%

32 TRISTATE CAPITAL | INVESTOR PRESENTATION Loan Composition (Dollars in thousands) As of Loan and Lease Composition December 31, December 31, December 31, December 31, December 31, 2021 2020 2019 2018 2017 Private banking $ 6,886,498 $ 4,807,800 $ 3,695,402 $ 2,869,543 $ 2,265,737 C&I 1,513,423 1,274,152 1,085,709 785,320 667,684 CRE 2,363,403 2,155,466 1,796,448 1,478,010 1,250,823 Loans and leases held-for-investment $ 10,763,324 $ 8,237,418 $ 6,577,559 $ 5,132,873 $ 4,184,244 Private banking 64.0% 58.4% 56.2% 55.9% 54.1 % C&I 14.1% 15.5% 16.5% 15.3% 16.0 % CRE 21.9% 26.1% 27.3% 28.8% 29.9 % Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0%

33 TRISTATE CAPITAL | INVESTOR PRESENTATION Deposit Composition (Dollars in thousands) As of December 31, December 31, December 31, December 31, December 31, Deposit Composition 2021 2020 2019 2018 2017 Noninterest-bearing checking accounts $ 776,256 $ 456,426 $ 356,102 $ 258,268 $ 248,092 Interest-bearing checking accounts 4,318,523 3,068,834 1,398,264 778,131 455,341 Money market deposit accounts 5,632,093 3,927,797 3,426,745 2,781,870 2,289,789 Certificates of deposit 777,517 1,036,032 1,453,502 1,232,192 994,389 Total deposits $ 11,504,389 $ 8,489,089 $ 6,634,613 $ 5,050,461 $ 3,987,611 Noninterest-bearing checking accounts 6.8% 5.4% 5.4% 5.1% 6.3 % Interest-bearing checking accounts 37.5% 36.1% 21.1% 15.4% 11.4 % Money market deposit accounts 49.0% 46.3% 51.6% 55.1% 57.4 % Certificates of deposit 6.7% 12.2% 21.9% 24.4% 24.9 % Total deposits 100.0% 100.0% 100.0% 100.0% 100.0%

34 TRISTATE CAPITAL | INVESTOR PRESENTATION Average Balance Sheet Years Ended December 31, 2021 2020 2019 (Dollars in thousands) Average Balance Interest Income (1)/ Expense Average Yield/ Rate Average Balance Interest Income (1)/ Expense Average Yield/ Rate Average Balance Interest Income (1)/ Expense Average Yield/ Rate Assets Interest-earning deposits $ 453,625 $ 573 0.13% $ 775,276 $ 2,199 0.28% $ 313,413 $ 6,628 2.11 % Federal funds sold 11,148 9 0.08% 8,076 25 0.31% 8,803 167 1.90 % Debt securities available-for-sale 402,391 5,640 1.40% 438,293 6,550 1.49% 250,064 8,119 3.25 % Debt securities held-to-maturity, net 866,245 9,301 1.07% 246,054 6,439 2.62% 193,443 6,921 3.58 % Debt securities trading 555 5 0.90% 592 5 0.84% — — — % Equity securities 1,298 — — % — — — % 6,733 115 1.71 % FHLB stock 11,766 613 5.21% 14,994 1,098 7.32% 18,043 1,270 7.04 % Total loans and leases 9,187,492 215,186 2.34% 7,255,035 200,839 2.77% 5,669,507 239,328 4.22 % Total interest-earning assets 10,934,520 231,327 2.12% 8,738,320 217,155 2.49% 6,460,006 262,548 4.06 % Other assets 371,876 387,080 281,171 Total assets $ 11,306,396 $ 9,125,400 $ 6,741,177 Liabilities and Shareholders' Equity Interest-bearing deposits: Interest-bearing checking accounts $ 3,768,446 13,106 0.35% $ 2,407,087 $ 14,493 0.60% $ 1,058,064 $ 21,480 2.03 % Money market deposit accounts 4,735,297 23,299 0.49% 3,812,942 35,095 0.92% 2,943,541 69,336 2.36 % Certificates of deposit 920,820 5,099 0.55% 1,223,631 19,614 1.60% 1,371,038 34,776 2.54 % Borrowings: FHLB borrowings 251,164 4,348 1.73% 330,314 6,095 1.85% 394,480 8,639 2.19 % Line of credit borrowings 3,433 148 4.31% 6,243 261 4.18% 1,234 68 5.51 %Senior & subordinated notes payable, net 101,413 5,938 5.86% 59,078 3,593 6.08% 17,335 1,091 6.29 % Total interest-bearing liabilities 9,780,573 51,938 0.53% 7,839,295 79,151 1.01% 5,785,692 135,390 2.34 % Noninterest-bearing deposits 508,404 408,313 267,846 Other liabilities 220,303 239,137 128,618 Shareholders' equity 797,116 638,655 559,021 Total liabilities and shareholders' equity $ 11,306,396 $ 9,125,400 $ 6,741,177 Net interest income (1) $ 179,389 $ 138,004 $ 127,158 Net interest spread 1.59% 1.48% 1.72 % Net interest margin (1) 1.64% 1.58% 1.97% (1) Calculated on a fully taxable equivalent basis.

35

Segments

(Dollars in thousands)	Year Ended December 31, 2021 Bank	Investment Management	Parent and Other	Consolidated	Year Ended December 31, 2020 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 231,297	$ —	$ —	$ 231,297	$ 217,095	$ —	$ —	$ 217,095
Interest expense	45,889	—	6,049	51,938	75,339	—	3,812	79,151
Net interest income (loss)	185,408	—	(6,049)	179,359	141,756	—	(3,812)	137,944
Provision for credit losses	808	—	—	808	19,400	—	—	19,400
Net interest income (loss) after provision for credit losses	184,600	—	(6,049)	178,551	122,356	—	(3,812)	118,544
Non-interest income:								
Investment management fees	—	38,702	(1,248)	37,454	—	32,727	(692)	32,035
Net gain (loss) on the sale and call of debt securities	242	—	—	242	3,948	—	—	3,948
Other non-interest income	20,941	34	(25)	20,950	21,164	58	—	21,222
Total non-interest income (loss)	21,183	38,736	(1,273)	58,646	25,112	32,785	(692)	57,205
Non-interest expense:								
Intangible amortization expense	—	1,911	—	1,911	—	1,944	—	1,944
Other non-interest expense	107,373	31,939	5,271	144,583	90,541	27,735	2,883	121,159
Total non-interest expense	107,373	33,850	5,271	146,494	90,541	29,679	2,883	123,103
Income (loss) before tax	98,410	4,886	(12,593)	90,703	56,927	3,106	(7,387)	52,646
Income tax expense (benefit)	14,171	1,100	(2,628)	12,643	8,330	308	(1,226)	7,412
Net income (loss)	$ 84,239	$ 3,786	$ (9,965)	$ 78,060	$ 48,597	$ 2,798	$ (6,161)	$ 45,234

TRISTATE CAPITAL | INVESTOR PRESENTATION

36

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

(Dollars in thousands)	For the Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Total revenue and pretax, pre-provision net revenue:					
Net interest income	$ 179,359	$ 137,944	$ 127,057	$ 113,404	$ 91,353
Total non-interest income	58,646	57,205	52,782	47,917	46,966
Less: net gain (loss) on the sale and call of debt securities	242	3,948	416	(70)	310
Total revenue	$ 237,763	$ 191,201	$ 179,423	$ 161,391	$ 138,009
Less: total non-interest expense	146,494	123,103	112,149	101,157	91,472
Pre-tax, pre-provision net revenue	$ 91,269	$ 68,098	$ 67,274	$ 60,234	$ 46,537
Bank total revenue:					
Net interest income	$ 185,408	$ 141,756	$ 127,996	$ 115,455	$ 93,380
Total non-interest income	21,183	25,112	15,467	11,042	9,864
Less: net gain (loss) on the sale and call of debt securities	242	3,948	416	(70)	310
Bank total revenue	$ 206,349	$ 162,920	$ 143,047	$ 126,567	$ 102,934
Bank efficiency ratio:					
Total non-interest expense, as adjusted (numerator)	$ 107,373	$ 90,541	$ 77,945	$ 67,190	$ 59,073
Total revenue (denominator)	$ 206,349	$ 162,920	$ 143,047	$ 126,567	$ 102,934
Bank efficiency ratio	52.03 %	55.57 %	54.49 %	53.09 %	57.39 %

Revenue, a non-GAAP financial metric that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses, is the sum of net interest income and non-interest income, excluding net gains on the sale of debt securities. *For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com*

TRISTATE CAPITAL | INVESTOR PRESENTATION

37 TRISTATE CAPITAL | INVESTOR PRESENTATION For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2021 2020 2019 2018 2017 Investment Management EBITDA: Net income $ 3,786 $ 2,798 $ 2,433 $ 3,851 $ 4,551 Interest expense — — — — — Income tax expense 1,100 308 918 579 522 Depreciation expense 421 423 465 502 497 Intangible amortization expense 1,911 1,944 2,009 1,968 1,851 EBITDA $ 7,218 $ 5,473 $ 5,824 $ 6,900 $ 7,421 Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

38 TRISTATE CAPITAL | INVESTOR PRESENTATION Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of (Dollars in thousands, except per share data) December 31, December 31, December 31, December 31, December 31, 2021 2020 2019 2018 2017 Tangible book value per common share: Common shareholders' equity $ 655,178 $ 580,002 $ 505,202 $ 440,886 $ 389,071 Less: goodwill and intangible assets 62,000 63,911 65,854 67,863 65,358 Tangible common equity (numerator) $ 593,178 $ 516,091 $ 439,348 $ 373,023 $ 323,713 Common shares outstanding (denominator) 33,263,498 32,620,150 29,355,986 28,878,674 28,591,101 Tangible book value per common share $ 17.83 $ 15.82 $ 14.97 $ 12.92 $ 11.32 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

39

Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items

(Dollars in thousands, except per share data)	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Tangible common equity ratio excluding private banking channel loans:					
Common shareholders' equity	$ 655,178	$ 580,002	$ 505,202	$ 440,886	$ 389,071
Less: goodwill and intangible assets	62,000	63,911	65,854	67,863	65,358
Tangible common equity (numerator)	$ 593,178	$ 516,091	$ 439,348	$ 373,023	$ 323,713
Plus: series C preferred stock conversion	65,465	61,064			
Plus: warrant exercise	16,143	16,143			
Tangible common equity (with series C preferred stock and warrants)	$ 674,786	$ 593,298	$ 439,348	$ 373,023	$ 323,713
Total assets	13,004,852	9,896,816	7,765,810	6,035,655	4,777,897
Less: goodwill and intangible assets	62,000	63,911	65,854	67,863	65,358
Tangible assets	$ 12,942,852	$ 9,832,905	7,699,956	5,967,792	4,712,539
Tangible common equity ratio	4.58 %	5.25 %	5.71 %	6.25 %	6.87 %
Tangible common equity ratio (with series C preferred stock and warrants)	5.21 %	6.03 %			
Tangible assets	12,942,852	9,832,905	7,699,956	5,967,792	4,712,539
Less: private banking loans	6,886,498	4,807,800	3,695,402	2,869,543	2,265,737
Tangible assets excluding private banking loans (denominator)	$ 6,056,354	$ 5,025,105	$ 4,004,554	$ 3,098,249	$ 2,446,802
Tangible common equity ratio excluding private banking loans	9.79 %	10.27 %	10.97 %	12.04 %	13.23 %
Tangible common equity ratio excluding private banking loans, including series C preferred stock and warrants	11.14 %	11.81 %			

On December 30, 2020, the company closed on its previously announced capital raise, issuing common stock, Series C preferred stock and warrants to funds managed by Stone Point Capital, LLC.

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

TRISTATE CAPITAL | INVESTOR PRESENTATION

40 TRISTATE CAPITAL | INVESTOR PRESENTATION Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of (Dollars in thousands) December 31, September 30, June 30, March 31, December 31, 2021 2021 2021 2021 2020 Total Tier 1 Capital $ 788,910 $ 764,932 $ 743,882 $ 723,939 $ 707,711 Plus: series C preferred stock conversion 65,465 64,364 63,264 62,164 61,064 Plus: warrant exercise 16,143 16,143 16,143 16,143 16,143 Total Tier 1 Capital (with series C preferred stock and warrants) $ 870,518 $ 845,439 $ 823,289 $ 802,246 $ 784,918 Averge Assets 12,410,787 11,568,920 10,839,164 10,159,340 9,710,204 Tier 1 Leverage ratio 6.36% 6.61% 6.86% 7.13% 7.29 % Tier 1 Leveage ratio (with series C preferred stock and warrants) 7.01% 7.31% 7.60% 7.90% 8.08 % On December 30, 2020, the company closed on its previously announced capital raise, issuing common stock, Series C preferred stock and warrants to funds managed by Stone Point Capital, LLC. For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com